[MassMutual Financial Group Letterhead Appears Here]

March 9, 2007

Securities and Exchange Commission

Division of Investment Management

100 F Street, NE

Washington, DC 20549

RE:	MML Bay State Variable Life Separate Account I
File No. 811-03542, CIK 000705189
Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), MML Bay State Variable Life Separate Account I, a unit investment trust registered under the Act, mailed to its contract owners the annual report for the following underlying management investment companies: American Century Variable Portfolios, Inc., Variable Insurance Products Fund II, MML Series Investment Fund, MML Series Investment Fund II, Oppenheimer Variable Account Funds and T. Rowe Price Equity Series, Inc. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, the following December 31, 2006 annual reports, filed on Form N-CSR, were filed with the Commission via EDGAR on the dates indicated below and are hereby incorporated by reference:

Investment Company	CIK	Date Filed
American Century Variable Portfolios, Inc.	0000814680	2/23/2007
Variable Insurance Products Fund II	0000831016	2/26/2007
MML Series Investment Fund	0000067160	3/9/2007
MML Series Investment Fund II	0001317146	3/9/2007
Oppenheimer Variable Account Funds	0000752737	3/1/2007
T. Rowe Price Equity Series, Inc.	0000918294	2/23/2007

Please be advised that the binder covers, cover letter and table of contents for Massachusetts Mutual Variable Life Separate Account II are incorporated to this Rule 30b-2-1 filing by reference to Connecticut Mutual Variable Life Separate Account I (CIK 0000922586) filed on March 9, 2007.

Very truly yours,

/s/ JOHN CARLSON
John Carlson
Vice President